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                                                                   Exhibit 10.93


      COUNTERPART SIGNATURE PAGE AND JOINDER TO THE AGREEMENT AND PLAN OF
                        REORGANIZATION AND CONTRIBUTION

          The undersigned, pursuant to Section 251 of the Delaware General Corporate Law and Section 2.1(c) of that certain Agreement and Plan of Reorganization and Contribution by and between TeleCorp PCS, Inc., Tritel, Inc. and AT&T Wireless Services, Inc. dated February 28, 2000 (the "Agreement"), by execution of this counterpart signature page hereby joins in, becomes a party to, and agrees (i) to be bound by all the terms and provisions of that Agreement, (ii) to be subject to all of the obligations of a party to that Agreement as set forth therein, and (iii) that all shares of common or preferred stock of the Company now or hereafter held by the undersigned shall be subject to the restrictions on transfer, rights of purchase and other provisions of said Agreement.

     EXECUTED on this 31st day of May, 2000.


                          TTHC SECOND MERGER SUB, INC.


                          By:  /s/  Thomas H. Sullivan
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                               Name:  Thomas H. Sullivan
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                               Title: Vice President, Treasurer and Secretary
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